UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2015

Luby’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-8308	74-1335253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

13111 Northwest Freeway, Suite 600 Houston, Texas 77040
(Address of principal executive offices, including zip code)

(713) 329-6800
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 2, 2015, Luby’s, Inc. (the “Company”) entered into a Third Amendment (the “Amendment”) to the Credit Agreement dated as of August 14, 2013 (as amended to date, the “Credit Agreement”) among the Company, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent, and Amegy Bank National Association, as syndication agent. The Credit Agreement has a maturity date of September 1, 2017.

Given the Company's lowered capital expenditure plans and focus on existing unit profitability, the Amendment reduces the total commitment under the Credit Agreement to $60,000,000 and modifies certain financial covenants to provide for the Company’s capital needs.

The material provisions of the Amendment are summarized below:

●     Revised aggregate amount of the Lenders’ Commitments as of October 2, 2015 to $60,000,000.

●     Revised the Debt Service Coverage Ratio to not less than (i) 1.10 to 1.00 at all times during the first, second and third fiscal quarters of the Borrower’s fiscal year 2015, (ii) 1.25 to 1.00 at all times during the fourth fiscal quarter of the Borrower’s fiscal year 2015, and (iii) 1.50 to 1.00 at all times thereafter.

●     Revised the Lease Adjusted Leverage Ratio to not more than (i) 5.75 to 1.00 at all times during the first, second and third fiscal quarters of the Borrower’s fiscal year 2015, (ii) 5.50 to 1.00 at all times during the fourth fiscal quarter of the Borrower’s fiscal year 2015, (iii) 5.25 to 1.00 at all times during the first fiscal quarter of the Borrower’s fiscal year 2016, (iv) 5.00 to 1.00 at all times during the second fiscal quarter of the Borrower’s fiscal year 2016, and (v) 4.75 to 1.00 at all times thereafter.

The foregoing description of the Amendment is a general description and is qualified in its entirety by reference to the Amendment, filed as an exhibit hereto.

Item 9.01.           Financial Statements and Exhibits.

10.1

Third Amendment to Credit Agreement, dated as of August 14, 2013, among the Company, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent, and Amegy Bank National Association, as syndication agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY’S, INC. (Registrant)

Date: October 6, 2015	By:	/s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1

Third Amendment to Credit Agreement, dated as of August 14, 2013, among the Company, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent, and Amegy Bank National Association, as syndication agent.

4